APRIL 29, 2026

Exhibit 99.2

GLAUKOS CORPORATION (NYSE: GKOS)

FIRST QUARTER 2026 IN REVIEW

Important Information

This document is intended to be read by investors in advance of regularly scheduled quarterly conference calls and was designed to provide a review of Glaukos Corporation’s recent financial and operational performance and general business outlook.

Please see “Forward-Looking Statements” and “Statement Regarding Use of Non-GAAP Financial Measures” in the “Additional Information” section of this document.

Conference Call Information

Date:	April 29, 2026

Time:	4:30 p.m. ET / 1:30 p.m. PT

Dial-in numbers:	1-800-715-9871 (U.S.), 1-646-307-1963 (International)

Confirmation ID:	1333241

Live webcast:	Events page at the Glaukos Investor Relations website at http://investors.glaukos.com or at this link.

Webcast replay:	A replay of the webcast will be archived on the Glaukos Investor Relations website following completion of the call.

GLAUKOS
TRANSFORMING VISION

WE'LL GO FIRST

Innovation is at the core of everything we do. At Glaukos, we push the limits of science and technology to solve unmet needs in chronic eye diseases.

APRIL 29, 2026

FIRST QUARTER 2026 FINANCIAL RESULTS SUMMARY

Business Description

Ophthalmic pharmaceutical and medical technology company focused on developing and commercializing novel, dropless platform therapies designed to disrupt the conventional standard of care and improve outcomes for patients suffering from chronic eye diseases

Disease Categories	Glaucoma Corneal Health Retinal Disease
Revenue (Growth)	1Q 2026 $150.6 million (+41% reported and +39% constant currency versus 1Q 2025)
Gross Margin (Non-GAAP)	1Q 2026 ~84% (versus ~82% in 1Q 2025)
Cash & Cash Equivalents, Short-Term Investments, and Restricted Cash	$280.5 million as of March 31, 2026 (versus $282.6 million as of December 31, 2025)
FY2026 Sales Guidance	FY 2026 global consolidated revenues of $620 - $635 million expected

See “Statement Regarding Use of Non-GAAP Financial Measures” and the Non-GAAP reconciliations included within the Additional Information section of this document. Reconciliations for each of constant currency revenue growth, Non-GAAP Gross Margin, and the other non-GAAP financial measures disclosed in this document to the most directly comparable GAAP financial measure are provided.

APRIL 29, 2026

Revenue Performance & Commercial Overview

Global Consolidated Revenue Performance

Glaukos reported record first quarter net revenues of $150.6 million that were up 41% on a reported basis, or 39% on a constant currency basis, versus 1Q 2025. Our first quarter record results reflect a sustained growth acceleration in our business with the strong performance driven by growing iDose® TR adoption and utilization, along with our broader Interventional Glaucoma, or IG, initiatives globally.

1Q Reported Net Sales (in millions)
$106.7
$150.6
1Q 2025
1Q 2026

Franchise Revenue Performance

1Q 2026 Revenue Mix
Corneal Health
$21.3M
14%
24%
62%
International
Glaucoma
$35.8M
U.S.
Glaucoma
$93.5M

APRIL 29, 2026

U.S. Glaucoma

Our record first quarter U.S. Glaucoma net revenues were approximately $93.5 million, representing year-over-year growth of 58% versus 1Q 2025 driven by growing contributions from iDose TR, which generated sales of approximately $54 million in the first quarter.

During the first quarter, we successfully advanced execution of our commercialization of iDose TR, a first-of-its-kind intracameral procedural pharmaceutical that was designed to continuously deliver glaucoma drug therapy for up to three years. Most importantly, clinical outcomes and product feedback from a growing number of cases and trained surgeons continue to be very positive and reaffirm our view that with the launch of iDose TR, we have the potential to deliver an interventional therapy to reshape glaucoma management for the benefit of patients with this sight threatening disease.

International Glaucoma

Our record first quarter International Glaucoma net revenues were approximately $35.8 million, representing year-over-year growth of 23% on a reported basis, or 16% on a constant currency basis, versus 1Q 2025. The strong growth internationally during the first quarter was broad-based as we continue to scale our international infrastructure and increasingly drive MIGS forward as the standard of care in each region and major market in the world.

We remain in the early stages of expanding our IG and product portfolio initiatives globally ahead of anticipated new product approvals and expanding market access in the years to come.

Corneal Health

Our first quarter Corneal Health net revenues were approximately $21.3 million, representing year-over-year growth of 15% versus 1Q 2025, including U.S. Photrexa® and very early Epioxa™ net sales of $17.7 million.

At the end of the first quarter, we were delighted to announce commercial availability of Epioxa, our novel, groundbreaking advancement in corneal cross-linking for the treatment of keratoconus, a rare, sight-threatening disease that is currently far too often undiagnosed and untreated. We believe Epioxa represents a transformative innovation in keratoconus care, offering an incision-free alternative to traditional corneal cross-linking procedures as it does not require the removal of the corneal epithelium, the outermost layer of the front of the eye. This novel, oxygen-enriched topical therapeutic, bioactivated by UV light, is designed to reduce the pain associated with removal of the epithelium, streamline the procedure, and minimize recovery, all while delivering clinically meaningful outcomes and exceptional value to patients, providers, and the healthcare system.

We will continue to focus on expanding access for keratoconus patients suffering from this rarely diagnosed disease.

APRIL 29, 2026

Additional Commercial Updates & Commentary

We have had several additional positive commercial updates worth highlighting here:

✓
Advanced commercial launch activities in the U.S. for iDose TR
o
Growing number of trained surgeons and accounts
o
Increasing utilization by the installed active surgeon base
o
Broadening and streamlining market access among MACs, commercial, and Medicare Advantage payers (Palmetto published professional fee for 0660T in late March 2026)
o
Expanded set of peer-reviewed literature, now consisting of 22 different peer-reviewed publications highlighting iDose TR as a transformative new treatment alternative for patients suffering with glaucoma and ocular hypertension
o
Accelerating marketing investments to support increased patient awareness and education
✓
Commenced initial commercial launch plans for Epioxa following October 2025 FDA approval
o
Epioxa commercial availability announced March 19, 2026
o
Successfully established, and continue to selectively expand, a broad-reaching site-of-care network, with acquired O2N systems already actively deployed at locations covering roughly 65% of the U.S. population, and a broader pipeline of systems moving through approval processes that would expand our treatment reach to approximately 95%
o
Market access:
▪
Advancing efforts with payors to secure access pathways or policy coverage for Epioxa, with several plans having already updated or in the process of updating their policies to include the novel therapy
▪
Access pathways now established for more than 100 million covered commercial lives in the U.S., including with 4 of the 5 largest payors, reflecting encouraging initial receptivity of Epioxa’s clinical value
▪
CMS assigned a product-specific J-code for Epioxa, consistent with our expectations and in response to our application; this new code, J2789, is scheduled to take effect on July 1, 2026, and is expected to help streamline the reporting and reimbursement process for Epioxa among U.S. payors over time
o
Deployed various new patient services and support programs
o
Advancing targeted marketing and DTC campaigns designed to significantly enhance awareness, education, and detection, supported by greater optometric engagement and strengthened advocacy partnerships

APRIL 29, 2026

o
Launched new financial co-pay assistance program and operationalized Specialty Pharmacy partner network in support of Epioxa patients

APRIL 29, 2026

2026 Revenue Guidance Raised to Reflect Strong Momentum

Glaukos now expects full-year 2026 global consolidated net sales of $620 - $635 million, up from its previous guidance of $600 - $620 million. This guidance attempts to take into consideration:

•
Potential growing contributions from iDose TR as market access initiatives progress and broader IG initiatives take hold over the course of the year
•
Potential growing contributions from Epioxa as commercial launch plans advance and permanent J-code is effective and solidified operationally
•
Potential transient headwinds within our U.S. Corneal Health franchise associated with the Photrexa to Epioxa transition
•
Potential growing contributions from iStent infinite as broader IG initiatives take hold
•
Combo-cataract MIGS competition globally
•
The continued estimated impact on U.S. Glaucoma volumes related to professional fee reimbursement for combination-cataract trabecular bypass surgery versus other more invasive alternatives
•
The latest foreign currency exchange spot rates as of our 1Q 2026 earnings call on April 29, 2026
•
Global macroeconomic and geopolitical environment and associated uncertainties, which at this time are difficult to predict

APRIL 29, 2026

Research & Development / Pipeline Overview

Pipeline Summary

Our five key dropless technology therapy platforms designed to disrupt traditional treatment paradigms and generate cascades of future innovation are as follows:

•
iStent® micro-scale surgical devices
•
iDose® sustained-release procedural pharmaceuticals
•
iLink® bio-activated pharmaceuticals
•
iLution™ transdermal pharmaceuticals
•
Retina XR bio-erodible sustained-release pharmaceuticals

APRIL 29, 2026

Key R&D and Pipeline Updates

We are continuing to invest in and advance our fulsome pipeline of core novel platforms, supported by more than $800 million investment into R&D since 2018 alone. Recent updates in our pipeline include:

iDose Platform Updates

✓
Announced U.S. FDA approval for NDA labeling supplement allowing for unlimited re-administration of iDose TR in patients who maintain a healthy cornea (January 2026)
✓
Advancing Phase 2b/3 clinical program for iDose TREX, our next-generation iDose therapy
o
Initial results of Phase 2a clinical trial demonstrated substantial IOP reductions of 8.6 to 10.8 mmHg through 3 months
✓
Completed patient enrollment in Phase 3b study for iDose TRIO
o
Initial human factors study indicated strong user preference (~90% favorability)
✓
Advancing various Phase 4 studies for iDose TR, including recently completed patient enrollment in Phase 4 study evaluating iDose TR + cataract surgery versus cataract surgery alone

iLink Platform Updates

✓
Announced U.S. FDA approval for Epioxa (Epi-on) (October 2025)
o
Epioxa is a groundbreaking advancement in corneal cross-linking for the treatment of keratoconus, a rare, sight-threatening disease that is currently far too often undiagnosed and untreated
o
Epioxa ushers in a new standard of care for patients
✓
Advancing development of KC screening device to support planned commercialization in 2H 2026
✓
Preparing to commence Phase 3 clinical program for third-generation iLink therapy in 2027
✓
Advancing Phase 2 clinical trial for iVeena

APRIL 29, 2026

iStent Platform Updates

✓
Completed patient enrollment in PMA pivotal trial for iStent infinite in mild-to-moderate glaucoma patients (4Q 2025)
✓
Announced EU MDR certification for iStent infinite (June 2025)
✓
Advancing 510(k) pivotal study for PRESERFLO™ MicroShunt

iLution Platform Updates

✓
Advancing Phase 2 clinical trial for iLution™ Blepharitis

Retina XR Platform Updates

✓
Completed patient enrollment in first-in-human Retina XR clinical development program for IVT multi-kinase inhibitor in wet AMD patients (GLK-401) (4Q 2025)

APRIL 29, 2026

Product / Pipeline Chart

PRODUCT	PATIENT	STATUS	
iStent / iStent inject / iStent inject W	Mild-to-Moderate Glaucoma with Cataract	FDA Approved (2012, 2018, 2020)	GLAUCOMA
iStent infinite	Glaucoma (failed on prior therapy)	FDA Cleared (2022)	
iStent infinite	Glaucoma (label expansion)	Active PMA Study / EU MDR Cert (2025)	
PRESERFLO MicroShunt	Advanced-Refractory Glaucoma	OUS Approved / US Active IDE Study	
iDose TR	Ocular Hypertension - Glaucoma	FDA Approved (2023)	
iDose TRIO	Ocular Hypertension - Glaucoma	Phase 3b	
iDose TREX	Ocular Hypertension - Glaucoma	Phase 2b/3	
iDose Next Generation	Ocular Hypertension - Glaucoma	Pre-Clinical	
Mitosol	Adjunct to Glaucoma Filtration Surgery	FDA Approved	
Photrexa (Epi-off)	Keratoconus	FDA Approved (2016)	CORNEA
Epioxa (Epi-on)	Keratoconus	FDA Approved (2025)	
iLink 3rd Generation	Keratoconus	Phase 2	
iVeena (IVMED-80)	Keratoconus	Phase 2	
iLinko$_2$n KC Screening Device	Keratoconus	Pre-Submission	
iLution Blepharitis	Demodex Blepharitis	Phase 2	
iLution Myopia	Progressive Myopia	Pre-Clinical	
IVT Multi-Kinase Inhibitor (GLK-401)	AMD, DME, RVO	Phase 2	RETINA
IVT NCE Conjugate (GLK-411)	DME	Pre-Clinical	
Radius XR	Wearable Patient Engagement & Diagnostic System	FDA Cleared	OTHER
iAccess	Precision Goniotomy	FDA Cleared

APRIL 29, 2026

Other Financial Performance Overview

As a reminder, we discuss our financial performance on a non-GAAP basis and summarize our GAAP performance. We encourage investors to review our GAAP to non-GAAP reconciliation which can be found in our earnings press release, the Additional Information section contained herein, as well as the Investor Relations section of our website.

First quarter 2026 financial performance summary:

1Q 2026: 84% 1Q 2025: 82% YoY ∆: +120 bps	• Please note that our non-GAAP adjustments to cost of goods sold include substantial amounts related to Avedro and Mobius acquisitions accounting
1Q 2026: $92.2M 1Q 2025: $70.7M YoY ∆: +31%	• (-2%) sequential decrease vs $94.5M in 4Q 2025 • YoY increase primarily reflects commercial and G&A investments globally and new product launch activities
1Q 2026: $44.1M 1Q 2025: $32.4M YoY ∆: +36%	• +1% sequential increase vs $43.7M in 4Q 2025 • YoY and QoQ increases reflect continued investment in and advancement of R&D programs
1Q 2026: $136.4M 1Q 2025: $103.0M YoY ∆: +32%	• (-1%) sequential decrease vs $138.2M in 4Q 2025
Op Loss (Non-GAAP) 1Q 2026 ($10.5M) 1Q 2025: ($15.2M) Net Loss (Non-GAAP) 1Q 2026: ($10.4M) 1Q 2025: ($12.6M) Diluted EPS (Non-GAAP) 1Q 2026: ($0.18) 1Q 2025: ($0.22)
1Q 2026: $4.0M 1Q 2025: $1.9M YoY ∆: +$2.1M	• Capital expenditures reflect normal course spend primarily on business maintenance activities and equipment upgrades
1Q 2026: $280.5M 4Q 2025: $282.6M QoQ ∆: (-$2.1M)

APRIL 29, 2026

Other Important Updates

➢
The Company announced the release of its 2025 Sustainability Report (April 2026)
o
The report highlights the company’s continued commitment and progress on our key corporate sustainability initiatives.
o
For additional information and highlights, please see Glaukos’ 2025 Sustainability Report, which can be found on the company’s website here.
➢
The Company filed its 2026 Proxy Statement ahead of its 2026 Annual Meeting scheduled to be held on Thursday, May 28, 2026, at 9AM PT
o
For additional information, please see Glaukos’ 2026 Proxy Statement on the company’s website here.
➢
Given the ongoing conversations around tariff and broader geopolitical volatility, we wanted to reiterate that we manufacture and source our products primarily within the U.S., and as such, expect minimal direct exposure to the most recently implemented tariff-related policies. That said, the global tariff environment remains fluid, and more broadly, the current geopolitical backdrop and macroeconomic uncertainties continue to evolve. As such, we will continue to closely monitor these situations given the overall instability in the marketplace and global macroeconomic uncertainties.

APRIL 29, 2026

Additional Information

APRIL 29, 2026

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of federal securities laws. All statements other than statements of historical facts included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These statements are based on management’s current expectations, assumptions, estimates and beliefs. Although we believe that we have a reasonable basis for forward-looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward-looking statements in this presentation. These potential risks and uncertainties that could cause actual results to differ materially from those described in forward-looking statements include, without limitation, our ability to successfully commercialize our iDose TR and Epioxa therapies; the impact of general macroeconomic conditions including foreign currency fluctuations and future public health crises; supply and/or manufacturing disruptions, including those impacting our principal revenue-producing products, including the risk of recalls or serious safety issues with our products; our ability to achieve or sustain profitability, generate sales of our commercialized products and develop and commercialize additional products; risks associated with our international operations; our ability to meet our customers’ expectations for the quality or delivery of our products; the potential for misuse of our products; our ability to manage our growth and meet customer demand; the success of our acquisitions, collaborations, in licensing agreements, joint ventures, alliances or partnerships with third parties; our ability to protect our information systems against cyber threats and cybersecurity incidents, and to comply with state, federal and foreign data privacy laws and regulations; risks related to the implementation of artificial intelligence and machine learning technologies; the availability of net operating loss tax carryforwards; risks related to our capped call transactions; changes to domestic or foreign healthcare laws or trade policies, which could impact our profitability; the high cost of regulatory compliance, including the requirements of participation in federal healthcare programs such as Medicare and Medicaid and regulations for the approval and sale and marketing of our products and of our manufacturing processes; risks related to securing or maintaining adequate coverage or reimbursement by government or third-party payors the lengthy and expensive clinical trial process and the uncertainty of timing and outcomes from any particular clinical trial or regulatory approval processes; and our ability to protect, and the expense and time-consuming nature of protecting, our intellectual property against third parties and competitors and the impact of any claims against us for infringement or misappropriation of third party intellectual property rights and any related litigation. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 23, 2026, and our Quarterly Report on Form 10-Q for the year ended March 31, 2026, which we expect to file on or before May 11, 2026. Our filings with the SEC are available in the Investor Section of our website at www.glaukos.com or at www.sec.gov. In addition, information about the risks and benefits of our products is available on our website at www.glaukos.com. All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on the forward-looking statements in this press release, which speak only as of the date hereof. We do not undertake any obligation to update, amend or clarify these forward-looking statements whether as a

APRIL 29, 2026

result of new information, future events or otherwise, except as may be required under applicable securities law.

Statement Regarding Use of Non-GAAP Financial Measures

To supplement the consolidated financial results prepared in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company uses certain non-GAAP historical financial measures. Management makes adjustments to the GAAP measures for items (both charges and gains) that (a) do not reflect the core operational activities of the Company, (b) are commonly adjusted within the Company's industry to enhance comparability of the Company's financial results with those of its peer group, or (c) are inconsistent in amount or frequency between periods (albeit such items are monitored and controlled with equal diligence relative to core operations) (“Non-GAAP Purposes”). The Company uses the term "Non-GAAP" to exclude certain expenses, gains and losses to achieve the Non-GAAP purposes, including external acquisition-related costs incurred to effect a business combination; amortization of intangible assets acquired in a business combination, asset purchase transaction or other contractual relationship; impairment of goodwill and intangible assets; certain in-process R&D charges; fair value adjustments to contingent consideration liabilities and pre-acquisition contingencies arising from a business combination; integration and transition costs related to business combinations; fair market value adjustments to inventories acquired in a business combination or asset purchase transaction; restructuring charges, duplicative operating expenses, or asset write-offs (or reversals) associated with exiting or significantly downsizing a business; unusual non-recurring expenses associated with inventory write-downs; gain or loss from the sale of a business; gain or loss on the mark-to-market adjustment, impairment, or sale of long-term investments; mark-to-market adjustments on derivative instruments that hedge income or expense exposures in a future period; significant legal litigation costs and/or settlement expenses or proceeds; legal and other associated expenses that are both unusual and significant related to governmental or internal inquiries; expenses, acceleration of amortization of debt issuance costs and gain or loss on debt extinguishment with the exchange or redemption of convertible senior notes; and significant discrete income and other tax adjustments related to transactions as well as changes in estimated acquisition-date tax effects associated with business combinations, and the impact from implementation of tax law changes and settlements; and any other adjustment that is determined to be appropriate and consistent with the Non-GAAP Purposes. See “Primary GAAP to Non-GAAP Reconciliations” for a reconciliation of each non-GAAP measure presented to the comparable GAAP financial measure. Beginning in the second quarter of 2022, we no longer exclude certain upfront and contingent milestone payments in connection with collaborative and licensing arrangements and certain in-process R&D charges for non-GAAP reporting and disclosure purposes.

In addition, in order to remove the impact of fluctuations in foreign currency exchange rates, the Company also presents certain net sales information on a constant currency basis, which represents the outcome that would have resulted had exchange rates in the current period been the same as the average exchange rates in effect in the comparable prior period. See “Additional GAAP to Non-GAAP Reconciliations” for a presentation of certain net sales information on a reported, GAAP and a constant currency basis.

APRIL 29, 2026

GAAP Income Statement

GLAUKOS CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2026	2025
Net sales	$150,571	$106,664
Cost of sales	33,339	24,316
Gross profit	117,232	82,348
Operating expenses:
Selling, general and administrative	92,943	70,673
Research and development	44,145	32,353
Total operating expenses	137,088	103,026
Loss from operations	(19,856)	(20,678)
Non-operating income:
Interest income	2,431	3,076
Interest expense	(1,125)	(1,163)
Other (expense) income, net	(749)	945
Total non-operating income	557	2,858
Loss before taxes	(19,299)	(17,820)
Income tax provision	484	326
Net loss	$(19,783)	$(18,146)
Basic and diluted net loss per share	$(0.34)	$(0.32)
Weighted-average shares outstanding used to compute basic and diluted net loss per share	58,022	56,637

APRIL 29, 2026

GAAP Balance Sheet

GLAUKOS CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par values)

	March 31,	December 31,
	2026	2025
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$104,249	$90,813
Short-term investments	172,436	187,947
Accounts receivable, net	119,691	108,608
Inventory	62,384	63,564
Prepaid expenses and other current assets	26,993	24,052
Total current assets	485,753	474,984
Restricted cash	3,834	3,834
Property and equipment, net	112,432	113,253
Operating lease right-of-use asset	31,025	31,527
Finance lease right-of-use asset	38,800	39,404
Intangible assets, net	133,028	141,916
Goodwill	66,710	66,710
Deposits and other assets	21,744	21,859
Total assets	$893,326	$893,487
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$19,153	$24,624
Accrued liabilities	70,262	76,651
Total current liabilities	89,415	101,275
Operating lease liability	35,313	35,767
Finance lease liability	67,743	68,109
Deferred tax liability, net	441	441
Other liabilities	29,486	31,740
Total liabilities	222,398	237,332
Stockholders' equity:
Preferred stock, $0.001 par value; 5,000 shares authorized; no shares issued and outstanding as of March 31, 2026 and December 31, 2025	-	-
Common stock, $0.001 par value; 150,000 shares authorized; 58,387 and 57,539 shares issued and 58,359 and 57,511 shares outstanding at March 31, 2026 and December 31, 2025, respectively	58	58
Additional paid-in capital	1,621,272	1,586,056
Accumulated other comprehensive income	2,643	3,303
Accumulated deficit	(952,913)	(933,130)
Less treasury stock (28 shares as of March 31, 2026 and December 31, 2025)	(132)	(132)
Total stockholders' equity	670,928	656,155
Total liabilities and stockholders' equity	$893,326	$893,487

APRIL 29, 2026

Primary GAAP to Non-GAAP Reconciliations

GLAUKOS CORPORATION

GAAP to Non-GAAP Reconciliations

(in thousands, except per share amounts and percentage data)

(unaudited)

	Q1 2026				Q1 2025
	GAAP	Adjustments		Non-GAAP	GAAP	Adjustments		Non-GAAP
Cost of sales	$33,339	$(8,675)	(a)(b)	$24,664	$24,316	$(5,523)	(a)	$18,793
Gross Margin	77.9%	5.7%		83.6%	77.2%	5.2%		82.4%
Operating expenses:
Selling, general and administrative	$92,943	$(693)	(c)	$92,250	$70,673	$-		$70,673
Loss from operations	$(19,856)	$9,368		$(10,488)	$(20,678)	$5,523		$(15,155)
Net loss	$(19,783)	$9,368	(d)	$(10,415)	$(18,146)	$5,523	(d)	$(12,623)
Basic and diluted net loss per share	$(0.34)	$0.16		$(0.18)	$(0.32)	$0.10		$(0.22)

(a)
Cost of sales adjustment related to amortization of developed technology intangible assets associated with the acquisition of Avedro, Inc. (Avedro) of $8.2 million in Q1 2026 and $5.5 million in Q1 2025.
(b)
Mobius acquisition-related amortization expense of developed intellectual property of $0.5 million.
(c)
Expenses related to the Company’s trade secrets litigation and related matters.
(d)
Includes total tax effect for non-GAAP pre-tax adjustments. For non-GAAP adjustments associated with the U.S., the tax effect is $0 given the Company's U.S. taxable loss positions in both 2026 and 2025.

APRIL 29, 2026

Additional GAAP to Non-GAAP Reconciliations

	Reported Sales vs. Prior Periods (in thousands)
				Year-over-Year Percent Change			Quarter-over-Quarter Percent Change
	1Q 2026	1Q 2025	4Q 2025	Reported	Operations (1)	Currency (2)	Reported	Operations (1)	Currency (2)
International Glaucoma	$35,808	$29,009	$32,779	23.4%	15.7%	7.7%	9.2%	8.2%	1.0%
Total Net Sales	$150,571	$106,664	$143,121	41.2%	39.1%	2.1%	5.2%	5.0%	0.2%

(1)
Operational growth excludes the effect of translational currency
(2)
Calculated by converting the current period numbers using the prior period’s average foreign exchange rates

For Non-GAAP disclosures associated with the company’s past quarterly results, included with respect to the sequential comparisons included herein, please see reconciliations here.